Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique

	Nova Scotia Office P.O. Box 2284 Station Central Halifax, N.S. B3J 3C8	Bureau de la Nouvelle-Écosse Casier postal 2284 Succursale C Halifax (N.-É.) B3J 3C8
CONTRACT AMENDMENT
NOV 21 2003

Project No: 6004-60-30916-1

Amendment # 4

NOV – 4 2003

Navitrak Engineering Incorporated,

Navitrak International Corporation, and

Navitrak Systems Inc.

1660 Hollis Street, Suite 904

Halifax, NS B3J 1V7

Attention: Ms. Elizabeth Duncan

Dear Ms. Duncan:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

Further to your e-mail correspondence of October 20, 2003, the Atlantic Canada Opportunities Agency ('the Agency) hereby agrees to defer the monthly repayment instalments for a 14-month period, from November 1, 2003 to December 1, 2004, inclusive. According, our letter of offer is amended as follows:

Clause 3.01 is hereby deleted and replaced with the following:

'3.01	The Applicant shall repay the Contribution to the Agency in accordance to the revised repayment schedule attached to this amendment.'

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter, remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

If further information is required, you can contact your account manager, Elinor Richardson at (902) 426-1287 or toll-free within Atlantic Canada at 1-800-565-1228.

Yours truly,

/s/ signed

for	John Knubley

Vice-President

Nova Scotia

/sww

Attachment: Revised Repayment Schedule

This amendment is hereby accepted this ____ day of ________________, 20__.

Navitrak Engineering Incorporated		Navitrak International Corporation
(Project No.: 6004-60-30916-1)		(Project No.: 6004-60-30916-1)

Per:	/s/ Joel Strickland	Per:	/s/ Joel Strickland
	(Signature)		(Signature)

	CEO		CEO
	(Title)		(Title)

Per:	/s/ Elizabeth A Duncan	Per:	/s/ Elizabeth A. Duncan
	(Signature)		(Signature)

	Chief Financial Officer		Chief Financial Officer
	(Title)		(Title)

(Corporate Seal)		(Corporate Seal)

Navitrak Systems Inc.
(Project No.: 6004-60-30916-1)

Per:	/s/ Joel Strickland
(Signature)

CEO
(Title)

Per:	/s/ Elizabeth A Duncan
(Signature)

Chief Financial Officer
(Title)

(Corporate Seal)

Client Name:	Navitrak Engineering Incorporated, Navitrak International Corporation and Navitr	Contract No.:	6030916 1

REVISED REPAYMENT SCHEDULE

Applicant:	Navitrak Engineering Incorporated, Navitrak	Start	2001/04/01
	International Corporation and Navitr	Date:
Account Number:	6030916 1	End Date:	2007/05/01
Number of Repayments:	43
Total Repayable:	$83,550.00

Payment	Due Date	Amount	Amount Paid to	Amount
#		Due	Date	Outstanding
				$83,550.00
	2001/04/01 -		$17,593.07	$65,956.93
	2003/10/01
15	2005/01/01	$2,274.00		$63,682.93
16	2005/02/01	$2,274.00		$61,408.93
17	2005/03/01	$2,274.00		$59,134.93
18	2005/04/01	$2,274.00		$56,860.93
19	2005/05/01	$2,274.00		$54,586.93
20	2005/06/01	$2,274.00		$52,312.93
21	2005/07/01	$2,274.00		$50,038.93
22	2005/08/01	$2,274.00		$47,764.93
23	2005/09/01	$2,274.00		$45,490.93
24	2005/10/01	$2,274.00		$43,216.93
25	2005/11/01	$2,274.00		$40,942.93
26	2005/12/01	$2,274.00		$38,668.93
27	2006/01/01	$2,274.00		$36,394.93
28	2006/02/01	$2,274.00		$34,120.93
29	2006/03/01	$2,274.00		$31,846.93
30	2006/04/01	$2,274.00		$29,572.93
31	2006/05/01	$2,274.00		$27,298.93
32	2006/06/01	$2,274.00		$25,024.93
33	2006/07/01	$2,274.00		$22,750.93
34	2006/08/01	$2,274.00		$20,476.93
35	2006/09/01	$2,274.00		$18,202.93
36	2006/10/01	$2,274.00		$15,928.93
37	2006/11/01	$2,274.00		$13,654.93
38	2006/12/01	$2,274.00		$11,380.93
39	2007/01/01	$2,274.00		$9,106.93
40	2007/02/01	$2,274.00		$6,832.93
41	2007/03/01	$2,274.00		$4,558.93
42	2007/04/01	$2,274.00		$2,284.93
43	2007/05/01	$2,284.93		$0.00

Exhibit 10.

Amendment #4

Atlantic Canada Opportunities Agency

Agence de promotion économique du Canada atlantique

2003/11/24

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2007/05/01

Paymt #/	Due Date/	Amts Due/	Amts Repaid/
# du paiement	Date d'echeance	Mtnts à payer	Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09	(1,094.09)
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00	(306.00)
9	2002/09/06	349.91	(349.91)
10	2003/04/01	50.00	(50.00)
11	2003/05/01	50.00	(50.00)
12	2003/06/01	50.00	(50.00)
13	2003/07/01	50.00	(50.00)
14	2003/08/01	50.00	(50.00)
15	2003/09/01	50.00	(50.00)
16	2003/10/01	2,274.00	(2,274.00)
17	2005/01/01	2,274.00
18	2005/02/01	2,274.00
19	2005/03/01	2,274.00
20	2005/04/01	2,274.00
21	2005/05/01	2,274.00
22	2005/06/01	2,274.00

23	2005/07/01	2,274.00
24	2005/08/01	2,274.00
25	2005/09/01	2,274.00
26	2005/10/01	2,274.00
27	2005/11/01	2,274.00
28	2005/12/01	2,274.00
29	2006/01/01	2,274.00
30	2006/02/01	2,274.00
31	2006/03/01	2,274.00
32	2006/04/01	2,274.00
33	2006/05/01	2,274.00
34	2006/06/01	2,274.00
35	2006/07/01	2,274.00
36	2006/08/01	2,274.00
37	2006/09/01	2,274.00
38	2006/10/01	2,274.00
39	2006/11/01	2,274.00
40	2006/12/01	2,274.00
41	2007/01/01	2,274.00
42	2007/02/01	2,274.00
43	2007/03/01	2,274.00
44	2007/04/01	2,274.00
45	2007/05/01	2,284.93